SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                            -------------------------


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             -----------------------


                        Date of Report
                        (Date of earliest
                        event reported):      December 22, 1998



                                LADISH CO., INC.
             (Exact name of registrant as specified in its charter)



       Wisconsin                   0-23539                     31-1145953
  --------------------       ---------------------         --------------------
    (State or other             (Commission File               (IRS Employer
    jurisdiction of                 Number)                 Identification No.)
     incorporation)

                             5481 S. Packard Avenue
                             Cudahy, Wisconsin 53110
        -----------------------------------------------------------------
           (Address of principal executive offices including zip code)
                                 (414) 747-2611
                       ----------------------------------
                         (Registrant's telephone number)

                               Page 1 of 3 pages

ITEM 5.  OTHER EVENTS

         On December 22, 1998, the Registrant experienced equipment failure in its largest isothermal press which is expected to affect shipments in calendar year 1999.

         A copy of the press release announcing the equipment problem is attached hereto as Exhibit 99.1.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS.

         (a)      None.

         (b)      None.

         (c) See Exhibit Index on page 3.

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

                                LADISH CO., INC.


                                By: /s/Wayne E. Larsen
                                    Wayne E. Larsen,
                                    Vice President Law/Finance and Secretary

                               Page 2 of 3 pages

                                  EXHIBIT INDEX

        Exhibit Number                                    Exhibit Description

             99.1                                            Press Release